Exhibit 10.3             Form of Eagle Broadband, Inc. Q Series Bond



                              EAGLE BROADBAND, INC.




                                    Q SERIES

                                 BOND AGREEMENT

                       Five-Year Bond at 12% Interest Rate




                                   Dated as of




                            -------------------------



                                 BOND AGREEMENT

                                    Q SERIES

                       Five-Year Bond at 12% Interest Rate

     Eagle Broadband, Inc., a Texas corporation, (the "Company") is offering for sale certain Bonds as described herein. The terms and conditions governing the Bonds are contained in this Agreement. The Company hereby agrees with you (herein called "Investor" or "Bondholder"), as follows:

SECTION 1.        AUTHORIZATION OF BONDS

     The Company hereby authorizes the issuance and sale of an aggregate principal amount of $10,000,000 in the form of convertible, redeemable, unsecured bonds (the "Bonds") to be issued to the person set forth on the signature page of this Agreement. Each Bond issued hereunder will be dated at the end of the calendar month in which the unit is purchased by you hereunder, will mature five years from the date of issuance, and will bear interest on its unpaid principal balance from the date of issuance at the rate of twelve percent (12%) per annum, payable semiannually. Interest will be paid in cash unless the bond is converted or redeemed. If interest is paid in shares of Company common stock, par value $.001, ("Common Stock") each share of Common Stock will be valued at the Average Market Price (as defined in Section 7). The Bondholder, at his option during the first year, may convert the principal and any accrued and unpaid interest on the terms and conditions set forth in Section 8. The Company, at its option after the first year, may convert the principal and any accrued and unpaid interest on the terms and conditions set forth in Section 9. The term "Bond" or "Bonds" as used herein shall include each Bond delivered pursuant to any provision of this Agreement and each Bond delivered in substitution or exchange for any such Bond pursuant to any such provision. The Bond is an unsecured obligation of the Company subordinated in right of payment to the extent of the principal amount (and premium, if any), and interest on, all senior indebtedness (however defined in any debt instrument) of the Company, outstanding at any time during the term of the Bond.

SECTION 2.        ISSUE AND SALE OF THE BOND

     The Company will issue and sell to you and, subject to the terms and conditions contained in this Agreement, you will purchase from the Company, a Bond in the principal amount specified opposite your name on the signature page.

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SECTION 3.        REPRESENTATIONS, WARRANTIES AND CONDITIONS

     The Company represents and warrants that:

     3.1 Offering of a Bond. The Bond has not been registered under the Securities Act of 1933 ("Act") or any other similar agency of any state in reliance upon what the Company believes to be exemptions from the registration requirements contained therein. Since the Bond has not been registered, it, as well as the Common Stock in which it is convertible, will be a "restricted security" as defined in Rule 144 of the general rules and regulations under the Act. As a "restricted security," an Investor must hold it indefinitely, and may not sell, transfer, pledge or otherwise dispose of it without registration under the Act and without registration under any applicable state securities laws or unless an exemption from registration is available. Moreover, in the event a Bondholder desires to sell or otherwise dispose of his Bond or dispose of the underlying shares of Common Stock if such Bond is converted or prepaid, the Investor will be required to furnish the Company with an opinion of counsel acceptable to the Company that the transfer would not violate the registration requirements of the Federal or State securities acts. The Company has the absolute right, in its sole discretion to approve or disapprove such transfer. Accordingly, a Bondholder must be willing to bear the economic risk of investment in the Bond for an indefinite period of time.

     3.2 Due Authorization and Compliance with Other Instruments. This Agreement and the Bonds have been duly and validly authorized by all requisite corporate proceeding and this Agreement constitutes, and the Bonds when executed and delivered will be, valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of equitable remedies are subject to the discretion of courts before which any proceeding therefor may be brought and the Bonds will be entitled to the benefits of this Agreement and are not subject to any preemptive or similar rights on the part of any holder or holders of shares of capital stock of the Company.

SECTION 4.        CERTAIN REPRESENTATIONS AND COVENANTS OF THE INVESTORS

     4.1 Purchase for Investment; No Transfer of Bonds. The Bond may not be sold, transferred, assigned, hypothecated or otherwise disposed of by the registered holder hereof, in whole or in part, unless and until the Company agrees in writing to such action, which agreement may be withheld in its sole discretion. Furthermore, the Bond and the underlying shares of Common Stock may not be sold, transferred, assigned, hypothecated or otherwise disposed of by the registered holder hereof, in whole or in part, unless and until either: (i) the Bond or the underlying shares of Common Stock have been duly and effectively registered for resale under the Act, and under any then applicable state securities laws; or (ii) the registered holder delivers to the Company a written opinion satisfactory to its counsel that an exemption from such registration requirements is then available with respect to any such proposed sale or disposition. Any transfer otherwise permissible hereunder shall be made only at the principal office of the Company upon surrender of a Bond for cancellation or in exchange for a new Bond.

     4.2 Sale of the Bond. You hereby agree that you will not directly or indirectly sell or otherwise dispose of the Bond or the underlying shares of Common Stock held by you unless, at the time of such sale or other disposition, you comply with Section 4.1 hereof.

     4.3 Subordination and Security. You hereby acknowledge that the payment of principal and interest on the Bond will be subordinated in right of payment to the extent of the principal amount of (and premium, if any), and interest on, all senior indebtedness (however defined in any debt instrument) of the Company outstanding at any time during the term of the Bond, and you hereby acknowledge that the indebtedness hereunder is unsecured. You further acknowledge that the Bond is unsecured and that no sinking fund is being established by the Company for the retirement of the indebtedness.

SECTION 5.        REGISTRATION, TRANSFER AND SUBSTITUTION OF THE BOND

     5.1 Bond Register; Ownership of the Bond. The Company will cause to be kept at its principal office a register in which the Company will provide for the registration of the Bond. The Company shall treat the Investor in whose name any registered Bond is registered on such register as the owner thereof for the purpose of receiving payment of the principal of, and interest on, such Bond and for all other purposes and the Company shall not be affected by any notice to the contrary. All references in this Agreement to a "Bondholder" or "holder" of any registered Bond shall mean the Investor in whose name such registered Bond is at such time registered on such register.

     5.2 Replacement of Bonds. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Bond and, in the case of any such loss, theft or destruction of any Bond, upon delivery of an indemnity bond in such reasonable amount as the Company may determine, or, in the case of such mutilation, upon the surrender of such Bond for cancellation to the Company at its principal office, the Company will execute and deliver, in lieu thereof, a new Bond of like tenor, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Bond. Any Bond in lieu of

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which any such new Bond has been so executed and delivered by the Company shall not be deemed to be an outstanding Bond for any purpose of this Agreement.

SECTION 6.        PAYMENT ON THE BOND

     6.1 Payment of Principal and Interest. The Company hereby agrees to pay the Bondholder the principal sum of the Bond on the fifth anniversary of the date such Bond is issued, unless the Bond is converted or prepaid as discussed in this Agreement prior to such date, and to pay interest at the rate of twelve percent (12%) per annum thereon payable semiannually, as set forth in Section 1 of this Agreement. Interest will be computed on the basis of a 365-day year.

     6.2 Place of Payment. So long as you shall be the holder of any Bond, and notwithstanding anything contained in such Bond to the contrary, the Company will pay all sums becoming due on such Bond for principal and interest to you at the address specified in the Subscription Agreement (as defined in the Private Placement Memorandum of which this Bond Agreement is an appendix).

SECTION 7.        AVERAGE MARKET PRICE

     The "Average Market Price" of shares of Common Stock on any trading day shall be deemed to be the average daily "Closing Price" for the preceding sixty trading days. The term "trading day" shall mean: (i) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, a day on which there is trading on such stock exchange; or, (ii) if the Common Stock is not listed on either of such stock exchanges but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported; or, (iii) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated. The "Closing Price" shall mean the last reported sales price on the principal securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automatic Quotations System, or, if the Common stock is not listed or admitted to trading on any national securities exchange or quoted on the National Association of Securities Dealers Automated Quotations System, in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

SECTION 8.        CONVERSION OF THE BOND INTO COMMON STOCK

     8.1 The Bondholder may require Eagle Broadband to convert the Bond (including any unpaid interest) into shares of the Company's common stock at any time prior to the end of the first year from the time the bond is first purchased. This option will be exercised by the Bondholder notifying the Company in writing. If the Bonds are converted under this option, the Company will issue shares representing 100% of the Bond principal and unpaid interest due up to the date the stock is issued. Shares issued under this option will be valued at $0.75 per share for the first 200 units sold (33,334 Eagle Broadband shares issued for each $25,000 Bond) and at $1.25 per share on the second 200 units sold (20,000 Eagle Broadband shares issued for each $25,000 Bond).

     8.2 To exercise this conversion privilege, the Bondholder shall give written notice to the Company stating that the Bondholder irrevocably elects to convert such Bondholder's Bond. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date." Within thirty (30) business days after the date on which such delivery is made, or as soon thereafter as is practicable, the Company shall issue and send to the holder thereof, at the address designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which the Bondholder is entitled as a result of such conversion (as computed in Section 8.1), and cash with respect to any fractional interest of a share of Common Stock (as provided in Section 8.3 of this Agreement. If shares of Common Stock are issued hereunder, the Bondholder shall be deemed to have become a stockholder of record of the number of shares of Common Stock into which the Bond has been converted on the applicable Conversion Date unless the transfer books of the Company are closed on that date, in which event he shall be deemed to have become a stockholder of record of such shares on the next succeeding date on which the transfer books are open.

     8.3 No fractional shares of Common Stock or scrip shall be issued upon conversion (or prepayment as discussed in Section 9) of the indebtedness. The Company shall make an adjustment in respect of such fractional interest, to the nearest 1/100th of a share of Common Stock, in cash at the Closing Price on the business day preceding the effective date of the conversion (or prepayment as discussed in Section 9).

     8.4 The Company shall at all times reserve for issuance and maintain available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the indebtedness (or prepayment as discussed in Section 9), the full number of shares of Common Stock deliverable upon the conversion of all indebtedness (or prepayment as discussed in Section
9) from time to time outstanding.

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     8.5 All shares of Common Stock which may be issued upon conversion of the indebtedness (or prepayment as discussed in Section 9) will upon issuance by the Company be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

SECTION 9.        PREPAYMENT

     9.1 At any time on or after the one-year anniversary of the date hereof, and until the five-year anniversary of the date hereof, provided that the Bond is then outstanding, the Company may prepay the Bond, at its option, by either:
(i) converting all outstanding principal and accrued and unpaid interest on the Bond, on the terms and conditions set forth in this Section 9, into fully paid and non-assessable shares of the Common Stock, or (ii) redeeming the Bond for cash at 100% of the outstanding principal and accrued and unpaid interest on the Bond. If the Company chooses to convert the Bond pursuant to option (i) above, the number of shares of Common Stock shall be determined by dividing 125% the outstanding principal and 100% of the accrued and unpaid interest on the Bond by the Average Market Price in effect on the Prepayment Date.

     9.2 To exercise the prepayment privilege, the Company shall give written notice to the Bondholder stating that the Company elects to prepay such Bondholder's Bond. Prepayment shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Prepayment Date." Within thirty (30) business days after the date on which such delivery is made, or as soon thereafter as is practicable, the Company shall issue and send to the holder thereof, at the address designated by such holder, either: (i) a certificate or certificates for the number of full shares of Common Stock to which the Bondholder is entitled as a result of such prepayment (as computed in Section 9.1(i)), and cash with respect to any fractional interest of a share of Common Stock (as provided in Section 8.3 of this Agreement), or (ii) a Company check (or similar instrument) in the amount as computed in Section 9.1(ii). If shares of Common Stock are issued hereunder, the Bondholder shall be deemed to have become a stockholder of record of the number of shares of Common Stock into which the Bond has been converted on the applicable Prepayment Date unless the transfer books of the Company are closed on that date, in which event he shall be deemed to have become a stockholder of record of such shares on the next succeeding date on which the transfer books are open.

SECTION 10.       MERGER AND CONSOLIDATION

     The Company may consolidate with or merge into any other corporation, or convey, or transfer or lease its properties and assets substantially as an entirety to any person, provided that in any such case the successor corporation shall assume the Company's obligations under this Agreement. In case of any consolidation or merger of the Company with or into any other corporation [other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change (other than a change in par value or as a result of a subdivision or combination) in the Common Stock] or any sale or transfer of all or substantially all the assets of the Company, the holder of each Bond will after such consolidation, merger, sale or transfer have the right to convert such Bond into the kind and amount of securities, cash and other property which such holder would have been entitled to receive upon such consolidation, merger, sale or transfer if he had held the Common Stock issuable upon the conversion of such Bond immediately prior to such consolidation, merger, sale or transfer.

SECTION 11.       SURVIVAL OF AGREEMENTS

     All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company and the Bondholder in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

SECTION 12.       AMENDMENTS AND WAIVERS

     Any term of this Agreement or of the Bonds may be amended and the observance of any term hereof or thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and of the Bondholders.

SECTION 13.       MISCELLANEOUS

     This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not. This Agreement embodies the entire agreement and understanding between you and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Each such counterpart may consist of a number of copies each signed by one party, but together signed by all the parties thereto. If any provision of this Agreement is declared unenforceable by a court of last resort, such declaration shall not affect the validity of any other provision of this Agreement.

     The Bond shall be governed by and construed in accordance with the applicable laws of the State of Texas and of the United States of America. The Bond is performable in Harris County, Texas. Any action or proceeding under or in connection with the Bond against the Company or any other party ever liable for payment of any sums of money payable on the Bond shall be brought in a State or Federal Court in Harris County, Texas.

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     IN WITNESS WHEREOF, this Bond has been duly executed by the parties hereto as of the day and year first above written.



                                      EAGLE BROADBAND, INC.




                                      By:
                                          ------------------------------------
                                          Dr. H. Dean Cubley
                                          Chairman and Chief Executive Officer

                                      BOND HOLDER

                                      By:
                                          ------------------------------------
                                      Typed/Printed Name:
                                                          --------------------

                                      Principal Amount of Bond: $
                                                                --------------


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